EXHIBIT 25(A)

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                              /s/ M. Holden, Jr.
                                  M. Holden, Jr.

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                                 /s/ G/ A. Hale
                                     G. A. Hale

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for her and in her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                                   /s/ K. MacDonnell
                                       K. MacDonnell

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                              /s/ B. J. Morgan
                                  B. J. Morgan

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                              /s/ H. J. Raveche
                                  H. J. Raveche

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.


                                          /s/ R. B. McGlynn
                                              R. B. McGlynn

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                              /s/ C. H. Holley
                                  C. H. Holley

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                              /s/ E. D. Huggard
                                  E. D. Huggard

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                              /s/ J. M. Galvin, Jr.
                                  J. M. Galvin, Jr.

                           ATLANTIC ENERGY, INC.

                             POWER OF ATTORNEY



     The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS,
M. J. CHESSER, M. J. BARRON AND J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, of an Annual Report on Form 10-K for the year ended December 31, 1995 and any and all amendments thereto, and execute and deliver for the undersigned and in his name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

     IN WITNESS WHEREOF, the undersigned has executed this document as of this 14th day of March, 1996.



                              /s/ J. L. Jacobs
                                  J. L. Jacobs